                                                     SERVICE AGREEMENT NO. 79615
                                                     CONTROL NO. 2004-05-26-0008

                              FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 16th day of, August, 2004, by and between:

     Columbia Gas Transmission Corporation
     ("Transporter")
     AND
     PG Energy Inc
     ("Shipper")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of April 1, 2005, and shall continue in full force and effect until March 31, 2010. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter's maximum rate, but not less than Transporter's minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate, component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter's maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

                                                     SERVICE AGREEMENT NO. 79615
                                                     CONTROL NO. 2004-05-26-0008

                              FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to It at Post Office Box 1273, Charleston, West Virginia 25325-1273,
Attention: Manager - Customer Services and notices to Shipper shall be addressed to it at:

     PG Energy Inc
     Director Of Gas Supply
     One PEI Center
     Wilkes-Barre, PA 18711-0601
     ATTN: Bill Eckert

until changed by either party by written notice.

                                                     SERVICE AGREEMENT NO. 79615
                                                     CONTROL NO. 2004-05-26-0008

                              FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A.

PG Energy Inc


By: /s/ Bruce Davis
    ---------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T.N. Brasselle
    ---------------------------------
Name: T. N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004

                                                     REVISION NO. ______________
                                                     CONTROL NO. 2004-05-26-0008

APPENDIX A TO SERVICE AGREEMENT NO. 79615

UNDER RATE SCHEDULE   FSS

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

                      Storage Contract Quantity 797,898 Dth

                Maximum Daily Storage Quantity 11,282 Dth per day

                       CANCELLATION OF PREVIOUS APPENDIX A

      Yes   X   No (Check applicable blank) Transporter and Shipper have
-----     -----
mutually agreed to a Regulatory Restructuring Reduction Option pursuant to
Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      Yes   X   No (Check applicable blank) Shipper has a contractual right of
-----     -----
first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      NOTE: SHIPPER CONTINUES TO HAVE A REGULATORY RIGHT OF FIRST REFUSAL.

Service pursuant to this Appendix A, Revision No. shall be effective from April 1, 2005 through March 31, 2010.

      Yes   X   No (Check applicable blank) This Appendix A, Revision No. 0
-----     -----
shall cancel and supersede the Previous Appendix A, Revision No. N/A effective as of N/A, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PG Energy Inc


By: /s/ Bruce Davis
    ---------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T.N. Brasselle
    ---------------------------------
Name: T.N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004

                                                     REVISION NO. 2
                                                     CONTROL NO. 2004-03-16-0001

APPENDIX A TO SERVICE AGREEMENT NO. 52998

UNDER RATE SCHEDULE   FSS

BETWEEN (TRANSPORTER) COLUMBIA GAS TRANSMISSION CORPORATION

AND (SHIPPER)         PG ENERGY INC

                      Storage Contract Quantity 797,898 Dth

                Maximum Daily Storage Quantity 11,282 Dth per day

                       CANCELLATION OF PREVIOUS APPENDIX A

      Yes   X   No (Check applicable blank) Transporter and Shipper have
-----     -----
mutually agreed to a Regulatory Restructuring Reduction Option pursuant to
Section 42 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      Yes   X   No (Check applicable blank) Shipper has a contractual right of
-----     -----
first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

      NOTE: SHIPPER CONTINUES TO HAVE A REGULATORY RIGHT OF FIRST REFUSAL.

Service pursuant to this Appendix A, Revision No. 2 shall be effective from November 1, 2004 through March 31, 2005.

  X   Yes       No (Check applicable blank) This Appendix A, Revision No. 2
-----     -----
shall cancel and supersede the Previous Appendix A, Revision No. 1 effective as of April 1, 2001, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 2 all other terms and conditions of said Service Agreement shall remain in full force and effect.

PG Energy Inc


By: /s/ Bruce Davis
    ----------------------------------
Name: Bruce Davis
Title: Vice-President of Marketing &
       Gas Supply
Date: August 5, 2004


Columbia Gas Transmission Corporation


By: /s/ T.N. Brasselle
    ----------------------------------
Name: T.N. Brasselle
Title: MGR Customer Services
Date: AUG 17 2004